UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2014

Rockville Financial, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Park Street, Rockville, CT	06066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 291-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On March 31, 2014, Rockville Financial, Inc. (the “Company”) announced that the Massachusetts Board of Bank Incorporation approved the merger of the Company with United Financial Bancorp, Inc. of West Springfield, Massachusetts. The approval is subject to customary regulatory conditions. The Company and/or its subsidiary, Rockville Bank, have submitted related applications to the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and the Connecticut Department of Banking. Rockville has received approval from each of these regulators. The merger transaction also requires notice to the Office of the Comptroller of the Currency (the “OCC”). The OCC has received notice and has indicated that it does not intend to make any comments on the notice.

The Company issued a press release regarding the matters described above. The complete text of this press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit 99.1    Press Release dated March 31, 2014.

Additional Information for Stockholders

In connection with the proposed merger between Rockville and United Financial Bancorp, Inc. (“United”), Rockville has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (File No. 333-192930) that includes a joint proxy statement of Rockville and United and a prospectus of Rockville, as well as other relevant documents concerning the proposed transaction. The SEC declared the Registration Statement effective as of February 5, 2014, and Rockville and United have mailed the definitive joint proxy statement/prospectus to their respective stockholders. STOCKHOLDERS OF ROCKVILLE ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other filings containing information about Rockville and United at the SEC’s website at www.sec.gov. The joint proxy statement/prospectus and the other filings may also be obtained free of charge at Rockville’s website at www.rockvillefinancialinc.com under the section “SEC Filings” or at United’s website at www.bankatunited.com under the tab “About Us” and then “Investor Relations,” and then under the heading “SEC Filings.”

Rockville, United and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Rockville’s and United’s stockholders in connection with the proposed merger. Information about the directors and executive officers of Rockville and their ownership of Rockville common stock is set forth in the proxy statement for Rockville’s 2013 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 4, 2013. Information about the directors and executive officers of United and their ownership of United common stock is set forth in the proxy statement for United’s 2013 Annual Meeting of Stockholders, as filed with the SEC on a Schedule 14A on March 13, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction is contained in the joint proxy statement/prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2014	ROCKVILLE FINANCIAL, INC.
Registrant

	By:	/s/ Eric R. Newell
Eric R. Newell
Executive Vice President/
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1    Press Release dated March 31, 2014.